Exhibit 24

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of Crompton Corporation, hereby constitute and appoint Robert L. Wood, Peter Barna and Barry J. Shainman and each of them severally, our true lawful attorneys or attorney, with full power to them and each of them to execute for us, and in our names in the capacities indicated below, and to file with the Securities and Exchange Commission the Annual Report on Form 10-K of Crompton Corporation for the fiscal year ended December 31, 2003, and any and all amendments thereto.

IN WITNESS WHEREOF, we have signed this Power of Attorney in the capacities indicated on January 20, 2004.

/s/ Peter Barna                               /s/ Robert L. Wood
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Peter Barna                                   Robert L. Wood
Principal Financial Officer                   Principal Executive Officer
Senior Vice President and                     President, Chief Executive Officer
Chief Financial Officer                       and Director


/s/ Michael F. Vagnini                        /s/ Vincent A. Calarco
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Michael F. Vagnini                            Vincent A. Calarco
Principal Accounting Officer                  Chairman of the Board
Vice President and Controller


/s/ Robert A. Fox                             /s/ Roger L. Headrick
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Robert A. Fox                                 Roger L. Headrick
Director                                      Director


/s/ Leo I. Higdon, Jr.                        /s/ C.A. Piccolo
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Leo I. Higdon, Jr.                            C.A. Piccolo
Director                                      Director


/s/ Bruce F. Wesson                           /s/ Patricia K. Woolf
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Bruce F. Wesson                               Patricia K. Woolf
Director                                      Director